                                                              EXHIBIT (h)(16)(c)

                   Amendment No. 3 to Participation Agreement
                                      Among
                       Oppenheimer Variable Account Funds,
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

The participation agreement, dated as of December 1, 1999, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule 3 of the Agreement is hereby deleted in its entirety and replaced with Schedule 3 attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 15, 2005.

Oppenheimer Variable Account Funds


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


OppenheimerFunds, Inc.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


American General Life Insurance Company    [Corporate Seal]


By:                                        Attest:
    ------------------------------------           -----------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------

                                   SCHEDULE 3

The One VUL Solution(sm) Variable Life Insurance
Policy Form No. 99615

AG Legacy Plus Variable Life Insurance
Policy Form No. 99616

AGL Platinum Investor II Variable Life Insurance
Policy Form No. 97610

AGL Platinum Investor III Variable Life Insurance
Policy Form No. 00600

AGL Platinum Investor Survivor Variable Life Insurance
Policy Form No. 99206

AGL Platinum Investor Survivor II Variable Life Insurance
Policy Form No. 01206

AGL Platinum Investor PLUS Variable Life Insurance
Policy Form No. 02600

AGL Platinum Investor FlexDirector Variable Life Insurance
Policy Form No. 03601

AGL Platinum Investor Immediate Variable Annuity
Policy Form No. 03017

AGL Corporate America Variable Life Insurance
Policy Form No. 99301
(Effective July 1, 2004)

AGL Platinum Investor IV
Policy Form No. 04604

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